           SECURITIES AND EXCHANGE COMMISSION

                  WASHINGTON, DC 20549
                     ---------------
                         FORM 8-K
                     CURRENT REPORT
        PURSUANT TO SECTION 13 OR 15(d) OR THE
            SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December
1, 1999

                              INTERSYSTEMS, INC.
                              ------------------
                Exact Name of Registrant as specified in charter

                                   Delaware
                                   --------
                 (State or Other Jurisdiction of Incorporation)

         1-9547                               13-3256265
         ------                               ----------
  Commission file No.           I.R.S. Employer Identification No.

      537 Steamboat Road, Greenwich, CT                06830
      ---------------------------------                -----
  (Address of Principal Executive Offices)            Zip Code

                           (203) 629-1400
                           --------------
          (Registrant's Telephone Number, Including Area Code)

Item 2. Acquisition or Disposition of Assets

On December 1, 1999, InterSystems, Inc. (the "Company") (AMEX: II and II.WS) reported that its Nebraska subsidiary, also known as InterSystems, Inc. (hereinafter "InterSystems Nebraska"), completed the previously announced sale of substantially all of its assets to, and the assumption of certain liabilities by, Enduro Systems, Inc. ("Enduro"), a privately held manufacturing company based in Houston, Texas. The purchase price, $11,010,948, was based upon a multiple of earnings. The purchase price was subject to adjustment for the decrease in working capital (as defined) from June 1, 1999 through October 3, 1999 and other miscellaneous adjustments. After repayment by InterSystems Nebraska of long term debt, capital leases and related expenses, the transaction yielded approximately $5,600,000 in cash to the subsidiary, plus a $500,000 subordinated promissory note due in 42 months.

In connection with this sale, Mr. Fred S. Zeidman, President of the Company and a Director, resigned his position as President and joined Enduro. Mr. Zeidman retained his position as a Director of the Company. In the interim, Mr. Herbert M. Pearlman, Chairman of the Company, assumed the title of Acting President of the Company.

InterSystems Nebraska, which is based in Omaha, designs, manufactures and markets specialized equipment used in handling, weighing and sampling of granular materials, including agricultural products, chemicals, cement, minerals and plastic pellets.

The Company's remaining operations consist of Chemtrusion, Inc., based
in Houston and Jeffersonville, Indiana.   Chemtrusion provides various
out-sourcing services to the petro-chemical industry including research, manufacturing and facilities operations for major multi-national companies. Chemtrusion is a leader in specialty plastics compound processing that combines thermoplastic resins with various additives to enhance and customize plastic materials for specific end uses. Chemtrusion's Indiana Division is a dedicated facility providing design, construction and operating services for Mytex Polymers, a joint venture of Exxon Chemical and Mitsubishi Chemicals America.

Enduro, based in Houston, Texas, through its divisions, manufactures engineered or technically oriented products. Its Material Handling Division, with plants in Freeport, Texas and Santa Rosa, California, markets its products under the Velcon and FlexWeigh names. This division designs and manufactures automatic and semi-automatic drum filling and conveying systems as well as high precision weight indicators and motion weighing systems. Enduro's Composite Products Division, with plants in Houston, Fort Worth and Freeport, manufactures a broad range of products designed for use in highly corrosive, structurally demanding applications in industries such as chemical, pulp and paper, water and waste water treatment and off-shore oil and gas.

Item 7. Financial Statements and Exhibits
(b) Pro Forma Financial Information

                         INTERSYSTEMS, INC. AND SUBSIDIARIES
                     UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                                 FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidated balance sheet as of September 30, 1999 and pro forma condensed consolidated statements of operations for the nine months ended September 30, 1999 and for the year ended December 31, 1998, reflect the pro forma condensed consolidated balance sheet and pro forma condensed consolidated statements of operations of the Company excluding the assets and liabilities of InterSystems Nebraska as though the sale of the assets and assumption of certain liabilities of InterSystems Nebraska and the repayment of long term debt and other liabilities had occurred at September 30, 1999 for the condensed consolidated balance sheet and at January 1, 1998 for the condensed consolidated statements of operations. The pro forma condensed consolidated financial statements should be read in connection with the notes hereto and with historical consolidated financial statements of the Company together with the notes thereto included in the Company's Form 10-KSB for the year ended December 31, 1998 and Form 10-Q for the nine months ended September 30, 1999.

                    INTERSYSTEMS, INC. AND SUBSIDIARIES
              PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              (in thousands)
                                (unaudited)
                            September 30, 1999

                                   Historical   Adjustments  Pro Forma
                                  ------------  -----------  ----------
CURRENT ASSETS:
  Cash                             $      249    $    5,602  $    5,851
  Marketable equity securities             78                        78
  Trade receivables                     3,601       ( 2,154)      1,447
  Inventories                           2,689       ( 2,622)         67
  Prepaid expenses and other              425       (   120)        305
                                  -----------    ----------  ----------
                                        7,042           706       7,748

  Equipment and leasehold
    improvements (net)                 26,112        (2,037)     24,075
  Other assets                            351        (   19)        332
  Escrow account                                        250         250
  Note receivable - sale of
    Nebraska                                            500         500
                                  -----------   -----------  ----------
      Total assets                 $   33,505   $   (   600) $   32,905
                                   ==========   ===========  ==========

                                Page 3 of 7

CURRENT LIABILITIES
  Line of credit and short-
    term notes payable             $      775   $   (   475) $      300
  Current portion of
    long-term debt                      1,155       (   129)      1,026
  Accounts payable and
    accrued expenses                    4,355       ( 1,860)      2,495
                                   ----------    ----------  ----------
                                        6,285       ( 2,464)      3,821
  Convertible subordinated
    debentures                            645                       645
  Line of credit                          670                       670
  Long-term debt-net of
    current portion                    22,065       ( 1,363)     20,702
                                   ----------    ----------  ----------
      Total liabilities                29,665       ( 3,827)     25,838

Shareholders' equity                    3,840         3,227       7,067
                                   ----------    ----------  ----------
Total liabilities and
  shareholders' equity             $   33,505    $  (   600) $   32,905
                                   ==========    ==========  ==========


Adjustments include consideration received for sale of assets subject to certain liabilities of Nebraska consisting of cash of $5,602 (after repayment of $2,529 in outstanding debt) escrow of $250 and $500 convertible subordinated note and the elimination of assets and liabilities of Nebraska. The gain on the sale approximates $3,227.

                        INTERSYSTEMS, INC. AND SUBSIDIARIES
               PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      (in thousands, except per share amounts)

                                 September 30, 1999

                             Historical  Adjustments  Pro forma
                             ----------  -----------  ---------
Net sales                    $   24,033  $   (13,433) $  10,600
Cost of sales                    16,795      ( 9,625)     7,170
                             ----------  -----------  ---------
  Gross profit                    7,238      ( 3,808)     3,430

Selling, general and
  administrative expenses         5,586      ( 2,883)     2,703

Interest expense - net            1,541      (   233)     1,308
                             ----------  -----------  ---------
Income from continuing
  operations                 $      111  $   (   692) $  (  581)
                             ==========  ===========  =========

Per share - basic and
  Assuming dilution          $      .01               $  (  .07)
                             ==========               =========
Average number of common
  Shares outstanding              7,830                   7,830
                             ==========               =========

Adjustments for the nine months ended September 30, 1999 reflect the elimination of sales and costs of the Nebraska operations including interest on outstanding obligations repaid at closing and the elimination of $217 in parent company overhead costs as a result of the sale.

                    INTERSYSTEMS, INC. AND SUBSIDIARIES
          PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                  (in thousands, except per share amounts)

                               December 31, 1998

                             Historical  Adjustments  Pro forma
                             ----------  -----------  ---------
Net sales                    $   33,322  $   (21,817) $  11,505
Cost of sales                    23,834      (16,276)     7,558
                             ----------  -----------  ---------
  Gross profit                    9,488      ( 5,541)     3,947

Selling, general and
  administrative expenses         7,415      ( 4,073)     3,342

Interest expense - net            1,630      (   329)     1,301
                             ----------  -----------  ---------
Income from continuing
  operations                 $      443  $   ( 1,139) $  (  696)
                             ==========  ===========  =========

Per share -  basic           $      .06               $  (  .09)
 assuming dilution                  .05                  (  .09)
                             ==========               =========
Average number of common
  Shares outstanding
   Basic                          7,798                   7,798
                              =========               =========
   assuming dilution              8,156                   7,798
                              =========               =========

Adjustments for the year ended December 31, 1998 reflect the elimination of sales and costs of the Nebraska operations including interest on outstanding obligations repaid at closing and the elimination of $308 in parent company overhead costs as a result of the sale.

SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERSYSTEMS, INC.


By:                                   /s/ Herbert M. Pearlman
                                      ---------------------------------
                                      Herbert M. Pearlman, Chairman and
                                      Acting President



Date: December 16, 1999






























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